Employee Benefit Plans	12 Months Ended
Dec. 31, 2017
Employee Benefit Plans
Employee Benefit Plans

10. Employee Benefit Plans

China Contribution Plan

The Company’s subsidiaries, VIE and VIE’s subsidiaries in China participate in a government-mandated, multi-employer, defined contribution plan, pursuant to which certain retirement, medical, housing and other welfare benefits are provided to employees. Chinese labor laws require the entities incorporated in China to pay to the local labor and welfare authorities a monthly contribution at a stated contribution rate based on the monthly basic compensation of qualified employees. The local labor bureau is responsible for meeting all retirement benefit obligations. The Group has no further commitments beyond its monthly contribution. For the years ended December 31, 2015, 2016 and 2017, the Group’s total contribution was $29.7 million, $31.4 million and $38.0 million, respectively.